Exhibit 10.2

AMENDMENT AND CONSENT NO. 8

Amendment and Consent No. 8 to Subordinated Delayed Draw Credit Agreement (this “Amendment and Consent”), dated as of May 8, 2008, among FirstCity Financial Corporation (the “Borrower”); the financial institutions (each a “Lender” and collectively, the “Lenders”) party to that certain Subordinated Delayed Draw Credit Agreement, dated as of September 5, 2007 (as heretofore amended or otherwise modified, the “Loan Agreement”), among the Borrower, the Lenders and BoS(USA) Inc., as Agent for the Lenders (the “Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower has requested (i) that the Lenders amend the Loan Agreement to delete Section 8.18(a)(ii) thereof and (ii) that the Lenders consent to waive compliance with the requirements of such Section for the fiscal quarter ended March 31, 2008; and

WHEREAS, the Lenders are willing to consent to the foregoing on and subject to the terms hereof.

NOW THEREFORE, it is agreed:

1.             Definitions.  All the capitalized terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein unless otherwise defined in the recitals to this Amendment and Consent.

2.             Effect of Amendment.  As used in the Loan Agreement (including all Exhibits thereto), the Notes and the other Loan Documents and all other instruments and documents executed in connection with any of the foregoing, on and subsequent to the Amendment Closing Date, any reference to the Loan Agreement shall mean the Loan Agreement as amended hereby.

3.             Representations and Agreements.  To induce the Lenders to enter into this Amendment and Consent and to grant the consent contained herein, the Borrower hereby represents and warrants to the Lenders (which representations and warranties are made as of the date hereof and as of the Amendment Closing Date) and agrees for the benefit of the Lenders (which representations, warranties and agreements shall survive the execution, delivery and effectiveness of this Amendment and Consent), as follows:

(a)           No Default or Event of Default exists.

(b)           Each representation and warranty made by the Borrower in the Loan Documents is true and correct.

(c)           The execution and delivery of this Amendment and Consent by the Borrower and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action.

(d)           This Amendment and Consent is the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(e)           No Material Adverse Change has occurred since September 5, 2007.

4.             Requests.  Borrower hereby requests that the Lenders (a) waive any Event of Default resulting from the failure of the Borrower to comply with the terms of Section 8.18(a)(ii) of the Loan Agreement and (b) agree to an amendment of the Loan Agreement to remove Section 8.18(a)(ii) therefrom.

5.             Consent to Waiver.  In reliance upon the representations, warranties and agreements set forth herein, the Agent and the Lenders hereby consent to waive any Event of Default resulting from the failure of the Borrower to comply with the terms of Section 8.18(a)(ii) of the Loan Agreement for the fiscal quarter ended March 31, 2008.

6.             Amendment.  In reliance upon the representations, warranties and agreements set forth herein, as of the date hereof, the Loan Agreement is hereby amended by amending and restating in its entirety Section 8.18(a)(ii) thereof to read as follows:

                                “(ii) [Intentionally deleted];”

7.             Effectiveness.  This Amendment and Consent shall become effective as of the date hereof when each of the following conditions (the first date on which all such conditions have been so satisfied (or so waived) is herein referred to as the “Amendment Closing Date”) has been fulfilled to the satisfaction of the Agent (or waived by the Agent in its sole discretion):

(a)           the Borrower, the Lenders and the Agent shall have executed a copy hereof, and delivered the foregoing to the Agent at 565 Fifth Avenue, New York, New York 10017 (Attention: Loan Documentation);

(b)           on the Amendment Closing Date, both before and after giving effect to the transactions contemplated by this Amendment and Consent to be effective on the Amendment Closing Date, no Material Adverse Change shall have occurred since September 5, 2007;

(c)           no Default or Event of Default shall exist;

(d)           each representation and warranty made by the Borrower in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects as of the Amendment Closing Date with the same effect as though made at and as of such date (except for those that specifically speak as of a prior date);

(e)           each of the Guarantors shall have executed a confirming consent, substantially in the form attached hereto as Annex A or otherwise satisfactory to the Agent, and delivered the same to the Agent at 565 Fifth Avenue, New York, New York 10017 (Attention: Loans Administration) or such other place directed by the Agent; and

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(f)            the Borrower shall have paid to Agent, for the ratable account of each Lender, an extension fee in the amount of $25,000.

8.             Ratification and Release.  The Borrower does hereby remise, release and forever discharge the Agent and the Lenders and each of their respective affiliates, successors, officers, directors, employees, counsel and agents, past and present, and each of them, of and from any and all manner of actions, and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, claims and demands whatsoever in law or in equity, which against the Agent, the Lenders or any of their respective affiliates, successors, officers, directors, employees, counsel or agents, or any one or more of them, the Borrower ever had, now has, or hereafter can, shall or may have for or by reason of any cause, matter or thing that occurred or did not occur on or prior to the Amendment Closing Date with respect to the Loan Agreement, this Amendment and Consent or any Security Document or other Loan Document, any previous version hereof or thereof or any proposed amendment or waiver hereof or thereof. ‘

9.             Limited Nature of Amendments and Waivers.  The amendments and waivers set forth herein are limited precisely as written and shall not be deemed to prejudice any right or rights which the Agent or the Lenders may now have or may have in the future under or in connection with the Loan Agreement or any of the other Loan Documents. Except as expressly consented to herein, the terms and provisions of the Loan Agreement and all other Loan Documents remain in full force and effect.

10.           THIS AMENDMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

11.           THIS AMENDMENT AND CONSENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE MATTERS COVERED HEREBY AND THEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

12.           Counterparts.  This Amendment and Consent may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. Telecopied signatures hereto shall be of the same force and effect as an original of a manually signed copy.

13.           Headings.  The descriptive headings of the various provisions of this Amendment and Consent are for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be duly executed and delivered by their respective duly authorized officers as of the date first shown.

BoS(USA) Inc., as Agent and as a Lender

By:
Name:
Title:

FIRSTCITY FINANCIAL CORPORATION

By:
Name: Jim W. Moore
Title: Executive Vice President

[Signature Page to Amendment and Consent No. 8]

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Annex A

CONFIRMING CONSENT

Reference is hereby made to the foregoing Amendment and Consent No. 8 (the “Amendment and Consent”) to the Subordinated Delayed Draw Credit Agreement dated as of May 8, 2008 among the Borrower, the Lenders and the Agent (said agreement, as from time to time amended or otherwise modified, the “Agreement”).

Each Guarantor hereby consents to the terms and provisions of the Amendment and Consent and confirms and acknowledges that:

(a)           its obligations under the Loan Documents to which it is a party remain in full force and effect; and

(b)           its consent and acknowledgement hereunder is not required under the terms of such Loan Documents and any failure to obtain its consent or acknowledgment in connection herewith or with any subsequent consent, waiver or amendment to the Agreement or any of the other Loan Documents will not affect the validity of its obligations under the aforesaid Loan Documents or any other Loan Document, and this consent and acknowledgement is being delivered for purposes of form only.

Capitalized terms used herein and not otherwise defined have the same meanings as in the Agreement. This Consent is dated as of the Amendment Closing Date (as defined in the Amendment and Consent).

FIRSTCITY COMMERCIAL CORPORATION

By:
Name: Jim W. Moore
Title: Executive Vice President

FC CAPITAL CORP.

By:
Name: Jim W. Moore
Title: Executive Vice President

FIRSTCITY CONSUMER LENDING CORPORATION

By:
Name: Jim W. Moore
Title: Executive Vice President

FIRSTCITY EUROPE CORPORATION

By:
Name: Jim W. Moore
Title: Executive Vice President

FIRSTCITY HOLDINGS CORPORATION

By:
Name: Jim W. Moore
Title: Executive Vice President

FIRSTCITY HOLDINGS CORPORATION OF MINNESOTA

By:
Name: Jim W. Moore
Title: Executive Vice President

FIRSTCITY INTERNATIONAL CORPORATION

By:
Name: Jim W. Moore
Title: Executive Vice President

FIRSTCITY MEXICO, INC.

By:
Name: Jim W. Moore
Title: Executive Vice President

FIRSTCITY SERVICING CORPORATION

By:
Name: Jim W. Moore
Title: Executive Vice President

[Signature Page to Confirming Consent to Amendment and Consent No. 8]

BOSQUE ASSET CORP.

By:
Name: Jim W. Moore
Title: Executive Vice President

BOSQUE LEASING, L.P.

By:
Name: Jim W. Moore
Title: Executive Vice President

BOSQUE LEASING GP CORP.

By:
Name: Jim W. Moore
Title: Executive Vice President

[Signature Page to Confirming Conssent to Amendment and Consent No. 8]